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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 1, 1997


THE NATIONAL COLLEGIATE TRUST 1997-S1 (as issuer under the Indenture, dated as of April 1, 1997, providing for the issuance of Class A Collateralized Student Loan Bonds, Series 1997-S1 and Class B Collateralized Student Loan Bonds, Series 1997-S1)


                      The National Collegiate Trust 1997-S1
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               (Exact name of Issuer as specified in its charter)


        Delaware                      33-63616               52-2019939
        --------                      --------               ----------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

c/o Delaware Trust Capital Management, Inc.
900 Market Street
Wilmington, Delaware                                   19801
--------------------                                   -----
(Address of Principal                                  (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (302) 421-7748
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                                       -2-


         Item 5.  OTHER EVENTS.

         On April 9, 1997, the Issuer expects to cause the issuance and sale of its Class A Collateralized Student Loan Bonds, Series 1997-S1 and its Class B Collateralized Student Loan Bonds, Series 1997-S1 (the "Underwritten Bonds") pursuant to an Indenture, to be dated as of April 1, 1997, between the Issuer and State Street Bank and Trust Company, as Indenture Trustee.

         In connection with the expected sale of the Underwritten Bonds, BancAmerica Securities, Inc. (the "Underwriter") has advised the Issuer that it has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Bonds following the effective date of Registration Statement No. 33- 63616, which Computational Materials are being filed as Exhibit 1 to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Bonds and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Issuer and the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the student loans underlying the Underwritten Bonds (the "Student Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Bonds might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Student Loans will affect the actual yield, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Bonds.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE NATIONAL COLLEGIATE TRUST
                                   1997-S1

                                   By:      DELAWARE TRUST CAPITAL
                                            MANAGEMENT, INC., not in its
                                            individual capacity but as Owner
                                            Trustee


                                   By:      /s/ Richard N. Smith
                                      -----------------------------
                                   Name:     Richard N. Smith
                                   Title:    Vice President

Dated:  April 1, 1997


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                                 EXHIBITS TABLE


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS


                                 Item 601 (a) of
                  Exhibit        Regulation S-K
                  Number         Exhibit No.                 Description
                  ------         -----------                 -----------

                  1                  99                  Computational Materials


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                                  EXHIBIT INDEX


                           Item 601 (a) of
         Exhibit           Regulation S-K
         Number            Exhibit No.               Description
         ------            -----------               -----------


         1                     99                Computational Materials